UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                          April 6, 2005 (April 4, 2005)

                        Commission File Number: 000-27237
                                 GENETHERA, INC.
             (Exact name of registrant as specified in its charter)


                Florida                              66-0622463
    (State or other jurisdiction of               (I.R.S. Employer
     incorporation or organization)            identification number)

                                 3930 Youngfield
                              Wheat Ridge, CO 80033
                    (Address of principal executive offices)

                                 (303) 463-6371
              (Registrant's telephone number, including area code)

Item 5.02. Departure of Directors or Principal Officers

      On April 4, 2005, Thomas Muenzberg resigned from his position as Chief Operating Officer. Mr. Muenzberg joined GeneThera on February 7, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date April 6, 2005

                                               By: /s/ Steven M. Grubner
                                                   ---------------------------
                                                       Steven M. Grubner
                                                       Chief Financial Officer